UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2012

STERIS Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-14643	34-1482024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio		44060-1834
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On July 16, 2012, STERIS Corporation (“STERIS”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with United States Endoscopy Group, Inc. (“USE”) and all USE shareholders. The Stock Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, STERIS will acquire all of the outstanding shares of USE (the “Transaction”). USE designs, manufactures and sells therapeutic and diagnostic medical devices and support accessories used in the gastrointestinal endoscopy and urology markets.

The purchase price for the Transaction is $270.0 million in cash, subject to a customary working capital adjustment. STERIS is not assuming any USE debt. STERIS intends to fund the purchase through a combination of cash on hand and borrowings under its existing credit facility. In connection with the Transaction, STERIS is also purchasing certain land and buildings utilized in the USE business for approximately $7.0 million.

The Stock Purchase Agreement provides for customary representations, warranties, covenants, and agreements, including among others, that the parties will use reasonable best efforts to complete the Transaction. The Stock Purchase Agreement also imposes customary non-solicitation, non-compete and confidentiality obligations upon USE shareholders, certain beneficiaries and their respective affiliates. The Stock Purchase Agreement provides STERIS and USE with certain termination rights. The completion of the Transaction is subject to the satisfaction or waiver of a number of customary conditions.

The above description of the Stock Purchase Agreement does not purport to be complete and is intended as a summary of the material terms of the definitive Stock Purchase Agreement.

ITEM 8.01.	Other Events.

On July 17, 2012, STERIS issued a press release announcing the signing of the Stock Purchase Agreement.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by STERIS Corporation on July 17, 2012 announcing the signing of a definitive Stock Purchase Agreement to acquire all the outstanding shares of United States Endoscopy Group, Inc.

Forward Looking Statements:

This Form 8-K may contain statements concerning certain trends, expectations, forecasts, estimates, or other forward-looking information affecting or relating to the Company or its industry, products or activities that are intended to qualify for the protections afforded “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 and other laws and regulations. Forward-looking statements speak only as to the date of this Form 8-K, and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “comfortable,” “trend”, and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. Many important factors could cause actual results to differ materially from those in the forward-looking statements including, without limitation, disruption of production or supplies, changes in market conditions, political events, pending or future claims or litigation, competitive factors, technology advances, actions of regulatory agencies, and changes in laws, government regulations, labeling or product approvals or the application or interpretation thereof. Other risk factors are described herein and in the Company’s Form 10-K and other securities filings. Many of these important factors are outside STERIS’s control. No assurances can be provided as to any result or the timing of any outcome regarding matters described in this Form 8-K or otherwise with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, rebate program, transition, cost reductions, business strategies, earnings or revenue trends or future financial results (including without limitation the settlement of the SYSTEM 1 class action litigation and the regulatory matters related to SYSTEM 1E or its accessories). References to products, the consent decree, the transition or rebate program, or the class action settlement, are summaries only and should not be considered the specific terms of the decree, settlement, program or product clearance or literature. Unless legally required, the Company does not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized. Other potential risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, (a) the potential for increased pressure on pricing or costs that leads to erosion of profit margins, (b) the possibility that market demand will not develop for new technologies, products or applications or the Company’s rebate program, transition plan or other business initiatives will take longer, cost more or produce lower benefits than anticipated, (c) the possibility that application of or compliance with laws, court rulings, certifications, regulations, regulatory actions, including without limitation those relating to FDA warning letters, government investigations, the December 3, 2009 or February 22, 2010 FDA notices, the April 20, 2010 consent decree and related transition plan and rebate program, the SYSTEM 1E device, the outcome of any pending FDA requests, inspections or submissions, or other requirements or standards may delay, limit or prevent new product introductions, affect the production and marketing of existing products or services or otherwise affect Company performance, results, prospects or value, (d) the potential of international unrest, economic downturn or effects of fluctuations in currencies, tax assessments or anticipated rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs, (e) the possibility of reduced demand, or reductions in the rate of growth in demand, for the Company’s products and services, (f) the possibility that anticipated growth, cost savings, rebate assumptions, new product acceptance, performance or approvals, including without limitation SYSTEM 1E and accessories thereto, or other results may not be achieved, or that transition, labor, competition, timing, execution, regulatory, governmental, or other issues or risks associated with our business, industry or initiatives including, without limitation, the consent decree, rebate program, and the transition from the SYSTEM 1 processing system or those matters described in our Form 10-K for the year ended March 31, 2012 and other securities filings, may adversely impact company performance, results, prospects or value, (g) the possibility that anticipated US Endoscopy tax benefits will not be realized or will be other than anticipated, (h) the possibility that the transaction will not close when anticipated or at all, that expected financial results of the transaction will not be achieved or that key US Endoscopy management members are unable to be retained; (i) the effect of the contraction in credit availability, as well as the ability of our Customers and suppliers to adequately access the credit markets when needed, and (j) those risks described in our securities filings including our Annual Report on Form 10-K for the year ended March 31, 2012, and other securities filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By	/s/ Michael J. Tokich
Michael J. Tokich
Senior Vice President and Chief Financial Officer

Date: July 17, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by STERIS Corporation on July 17, 2012 announcing the signing of a definitive Stock Purchase Agreement to acquire all the outstanding shares of United States Endoscopy Group, Inc.

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